UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88 New York, NY 10001
(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Global Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Global Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	BWAQW	The Nasdaq Global Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2022, the Registration Statement on Form S-1 (File No. 333-261585 ) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Blue World Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On February 2, 2022 the Company consummated the IPO of 9,200,000 units (including 1,200,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 424,480 units (the “Private Units”) including 378,480 Private Units to the Company’s sponsor, Blue World Holdings Limited (the “Sponsor”), and 46,000 Private Units to Maxim Group LLC (or its designees), the representative of the several underwriters (the “Representative”), respectively. Each Private Unit consists of one Class A Ordinary Share, one-half of one Warrant (the “Private Warrants”), and one Right (the “Private Rights”). The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $ $4,244,800. The Private Units are identical to the Units sold in the IPO, except that the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated January 31, 2022, among the Company and the Representative;

●	a Warrant Agreement, dated January 31, 2022, between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent;

●	a Rights Agreement, dated January 31, 2022, between the Company and CST, as rights agent;

●	a Private Units Purchase Agreement, dated January 31, 2022, between the Company and the Sponsor;

●	a Private Units Purchase Agreement, dated January 31, 2022, between the Company and the Representative;

●	a Securities Transfer Agreement, dated January 31, 2022, among the Company, the Sponsor and certain directors of the Company;

●	an Investment Management Trust Agreement, dated January 31, 2022, between the Company and CST, as trustee;

●	an Escrow Agreement, dated January 31, 2022, among the Company, CST, and certain shareholders named therein;

●	a Registration Rights Agreement, dated January 31, 2022, between the Company, the Sponsor and certain other security holders of the Company;

●	a Letter Agreement, dated January 31, 2022, between the Company, the Sponsor and certain security holders named therein; and

●	a D&O Reserve Fund Escrow Agreement, dated January 31, 2022, between the Company and CST.

●	an Administrative Service Agreement, dated January 31, 2022, between the Company and the sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1 and the Rights Agreement is included as Exhibit 4.2, the Letter Agreement, the Investment Management Trust Agreement, the Escrow Agreement, and the Registration Rights Agreement are included as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, the Private Units Purchase Agreement between the Company and the Sponsor, the Private Units Purchase Agreement between the Company and the Representative, the Securities Transfer Agreement, the D&O Reserve Fund Escrow Agreement, and the Administration Service Agreement are included as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, hereto, and each of such exhibits is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 424,480 Private Units to the Sponsor and the Representative at a purchase price of $10.00 per unit, of which the Sponsor purchased 378,480 Private Units and the Representative purchased 46,000 Private Units, generating gross proceeds to the Company of $4,244,800. The Private Units are identical to the Units issued in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial business combination. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2022, in connection with the effectiveness of the Registration Statement, Messrs. Tianyong Yan, Alfred “Trey” Hickey, Buhdy Sin Swee Bok and Zhenyu Li became directors of the Company. In addition, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023annual general meeting – Mr. Buhdy Sin Swee Bok; Class II, with a term expiring at the 2024 annual general meeting –Messrs. Alfred J. Hickey and Zhenyu Li; and Class III, with a term expiring at the 2025 annual general meeting – Messrs. Liang Shi and Tianyong Yan.

The board has determined that each of Messrs. Alfred “Trey” Hickey, Buhdy Sin Swee Bok and Zhenyu Li are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Buhdy Sin Swee Bok qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Alfred “Trey” Hickey, and Zhenyu Li will serve as members of the audit committee, with Mr. Buhdy Sin Swee Bok serving as chair of the audit committee.

Substantially concurrently with the effectiveness of the registration statement and closing of the IPO (including the full exercise of over-allotment option), the Sponsor transferred 10,000 Class B ordinary shares (the “Founder Shares”) to each of Messrs. Alfred “Trey” Hickey and Buhdy Sin Swee Bok at the same price originally paid by the Sponsor for such shares, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated January 31, 2022 among the Company, the transferees and the Sponsor. The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The Securities Transfer Agreement is included as Exhibit 10.7 hereto, and incorporated by reference herein.

Item 5.03	Amendments to the Memorandum and Articles of Association.

On January 28, 2022, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $ $92,920,000, comprised of $ $92,000,000 of the proceeds from the IPO (which amount includes $3,220,000 of the underwriter’s deferred underwriting fee pursuant to the Underwriting Agreement), and $920,000 of the proceeds from the sale of the Private Units, were placed in a U.S.-based trust account maintained by CST, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Units held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 12 months (or up to 21 months if we extend the time to complete a business combination as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

On January 31, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On February 2, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated January 31, 2022, among the Registrant and Maxim Group LLC, as the representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association, dated January 28, 2022.

4.1	Warrant Agreement, dated January 31, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Rights Agreement, dated January 31, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated January 31, 2022, among the Registrant and certain security holders.

10.2	Investment Management Trust Agreement, dated January 31, 2022, between the Registrant and Continental Stock Transfer & Trust Company, as trustee.

10.3	Escrow Agreement between the Registrant, dated January 31, 2022, Continental Stock Transfer & Trust Company and certain shareholders.

10.4	Registration Rights Agreement, dated January 31, 2022, among the Registrant and certain security holders.

10.5	Private Units Purchase Agreement, dated January 31, 2022, between the Registrant and the Sponsor.

10.6	Private Units Purchase Agreement, dated January 31, 2022, between the Registrant and the Representative.

10.7	Securities Transfer Agreement, dated January 31, 2022, among the Registrant, the Sponsor, and certain directors of the Registrant.

10.8	D&O Reserve Fund Escrow Agreement, dated January 31, 2022, between the Registrant and Continental Stock Transfer & Trust Company.

10.9	Administrative Service Agreement, dated January 31, 2022, between the Registrant and the Sponsor

99.1	Press Release, dated January 31, 2022.

99.2	Press Release, dated February 2, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue World Acquisition Corporation

	By:	/s/ Liang Shi
	Name:	Liang Shi
	Title:	Chief Executive Officer

Date: February 2, 2022

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